SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2001



                           BERGEN BRUNSWIG CORPORATION
             (Exact name of Registrant as specified in its charter)


  New Jersey                         1-5110                 22-1444512
  ----------                         ------                 ----------
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


                             4000 Metropolitan Drive
                          Orange, California 92868-3510
          (Address of principal executive offices, including zip code)


                                 (714) 385-4000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On July 17, 2001, Bergen Brunswig issued a press release relating to the initiation of a cash tender offer by its wholly owned subsidiary, PharMerica, Inc. ("PharMerica"), to purchase all of PharMerica's outstanding 8.375% Senior Subordinated Notes due in 2008 (the "Notes") and consent solicitation. The consent solicitation seeks consents from holders of the Notes to eliminate substantially all of the restrictive covenants contained in the Notes' governing indenture. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

             99.1 Press release issued by Bergen Brunswig Corporation on July 17, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bergen Brunswig Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BERGEN BRUNSWIG CORPORATION


Date: July 18, 2001                  By:  /S/   Milan A. Sawdei
                                         ------------------------
                                         Name:  Milan A. Sawdei
                                         Title: Senior Executive Vice President,
                                                Chief Legal and Compliance
                                                Officer, and Secretary

                                  EXHIBIT INDEX

Exhibit
   No.     Description
--------   --------------

99.1       Press release issued by Bergen Brunswig Corporation on July 17, 2001.